                                                               Exhibit 10.37(ii)


                                AMENDMENT NO. 2
                                       TO
                            COLLABORATION AGREEMENT

       THIS AMENDMENT NO. 2 is made effective as of the 13th day of July, 1994 (the "Amendment Date") by and between COR THERAPEUTICS, INC., a Delaware corporation having its principal place of business at 256 East Grand Avenue, South San Francisco, California, U.S.A. 94080 ("COR") and KYOWA HAKKO KOGYO CO., LTD., a Japanese corporation having its principal place of business at 1-6-1 Ohtemachi, Chiyoda-ku, Tokyo, Japan ("Kyowa Hakko").

                                    RECITALS

       1. COR and Kyowa Hakko entered into that certain Collaboration Agreement, dated as of November 30, 1992 and amended as of May 9, 1994 (the "Collaboration Agreement") for collaborative research to conduct a drug discovery program for [*]. The Collaboration Agreement further provides for the development and commercialization of certain agents resulting from the research program.

       2. As contemplated by Section 2.4 of the Collaboration Agreement, the parties now desire to [*] and the parties therefore desire to amend the Collaboration Agreement as provided herein, to define which compounds identified by such assay will be included in the Collaboration Agreement.

       3. Prior to the Amendment Date, COR identified certain compounds as a result of COR screening its own libraries using [*] and the parties now desire to amend the Collaboration Agreement to treat such compounds as Compounds for the purposes of such Agreement, on the terms set forth herein.

       NOW, THEREFORE, the parties agree as follows:

                                   AGREEMENT

       1.1 DEFINITIONS. For the purposes of this Amendment No. 2, the following terms will have the following meanings:

              (a) The term "Additional Assay" shall mean that certain [*] as more fully described on Exhibit A hereto.

              (b) The term "Additional COR Compound" shall mean those compounds identified by COR in the course of its screening activities prior to the Amendment Date (including any Additional COR Compounds identified as a result of COR's screening of natural product compound libraries which have shown activity in the Additional Assay, but as to which structure elucidation is not complete) that are further specified in Exhibit B hereto.



* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.



                                     1.

              (c) The term "COR Compound" shall mean any compound identified by COR, including without limitation those identified by COR from any third party library, at any time after the Amendment Date and prior to the one-year anniversary of the Research Term, that would otherwise meet the definition of Compound, except that it produces a positive result in the Additional Assay, but not in a Screening Assay.

              (d) The term [*] shall mean the [*] the structures of which are provided in Exhibit C hereto, and their respective [*] .

              (e) The term "Kyowa Hakko Natural Compound" shall mean any compound contained in any natural product library of Kyowa Hakko that would otherwise meet the definition of Compound, except that it produces a positive result in the Additional Assay, but not in a Screening Assay.

              (f) The term "Kyowa Hakko Synthetic Compound" shall mean any compound of Kyowa Hakko other than a Kyowa Hakko Natural Compound that would otherwise meet the definition of Compound, except that it produces a positive result in the Additional Assay, but not in a Screening Assay.

              (g) All other capitalized terms shall have the meanings assigned to them in the Collaboration Agreement.

       1.2 ADDITIONAL ASSAY. The parties hereby add the Additional Assay to the Research commencing on the Amendment Date, with both parties to perform screening with such Assay, as provided herein. Prior to the Amendment Date, COR has identified Additional COR Compounds that show activity in the Additional Assay, as specified in Exhibit B, which COR has agreed to include in the Research in accordance with the terms of Section 1.3 hereof.

       1.3    CONTRIBUTION OF ADDITIONAL COR COMPOUNDS.

              (a) The Additional COR Compounds shall be deemed to be Compounds for the purposes of the Collaboration Agreement, except as explicitly provided in Sections 1.3 and 1.4 hereof. Kyowa Hakko shall pay to COR [*] royalty on Net Sales of any Product incorporating any Additional COR Compound, to be [*]. Upon request by either party, the parties shall negotiate in good faith [*] for such Product. Such royalty shall be payable as follows:

                     (i) For sales of such Products in the Joint Territory, such royalty shall be deemed to be an [*] of COR, and shall be [*] from Net Sales for purposes of determining Marketing Profits, as provided in Article 7 of the Collaboration Agreement.

                     (ii) For sales of such Products in the Asian Territory, such royalty shall be paid in accordance with the mechanisms of Section 9.6 of the Collaboration Agreement.




* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.





                                       2.

                     (iii) Such royalties shall terminate as to each such Product and as to each country in the Joint Territory and the Asian Territory upon the later to occur of (i) the last to expire of a patent for such Product in such country or (ii) 10 years after the first commercial sale of such Product in such country.

       1.4    SCREENING OF COR COMPOUNDS BY COR

              (a) Any COR Compound shall be deemed to be a Compound for the purposes of the Collaboration Agreement, except as explicitly provided herein.


              (b) Notwithstanding anything to the contrary in this Amendment, if any COR Compound or Additional COR Compound is [*] such COR Compound or Additional COR Compound shall be excluded from the Collaboration Agreement and COR shall have the right to develop and commercialize such COR Compound or Additional COR Compound independent of Kyowa Hakko, without obligation of any kind to Kyowa Hakko. Kyowa Hakko hereby assigns to COR all of its right, title and interest in and to any and all inventions and patents and patent applications deriving therefrom that Kyowa Hakko may conceive or reduce to practice with respect to such COR Compounds or Additional COR Compounds at any time after the Amendment Date and prior to the one-year anniversary of the Research Term.

              (c) Notwithstanding anything to the contrary in this Amendment, if a specific COR Compound or Additional COR Compound (other than [*]) is known to Kyowa Hakko and is being actively developed by Kyowa Hakko at the time of its identification by COR, the parties shall discuss in good faith whether to develop and commercialize such COR Compound or Additional COR Compound under the Collaboration Agreement. If the parties decide not to develop and commercialize such COR Compound or Additional COR Compound under the Collaboration Agreement, COR shall have the right to develop and commercialize such COR Compound or Additional COR Compound independent of Kyowa Hakko, without obligation of any kind to Kyowa Hakko. In such event, Kyowa Hakko hereby assigns to COR all of its right, title and interest in and to any and all inventions and patents and patent applications deriving therefrom that Kyowa Hakko may conceive or reduce to practice with respect to such COR Compounds or Additional COR Compounds at any time after the Amendment Date and prior to the one-year anniversary of the Research Term.

              (d) Kyowa Hakko may decline to conduct any further work related to a COR Compound or Additional COR Compound, in both cases subject to
Section 1.4(b) or (c). If Kyowa Hakko decides not to conduct any further work with respect to such Compound, it shall so inform COR and transfer to COR all of its data and information developed with respect to such Compound.

              (e) For the purposes of this Amendment and upon demonstration by Kyowa Hakko to COR's reasonable satisfaction, a COR Compound or Additional COR Compound shall be considered (i) "known" to Kyowa Hakko if, prior to its identification by COR, Kyowa Hakko was aware of the specific molecule and possessed a physical embodiment of such molecule and



* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.





                                       3.

(ii) in "active development" by Kyowa Hakko if it is a subject of a drug discovery and development program formally recognized by Kyowa Hakko.

              (f) To the extent a COR Compound or Additional COR Compound is deemed to be a Compound under the Collaboration Agreement, any patents or patent applications covering such COR Compound, Additional COR Compound or the use thereof, based on inventions conceived or reduced to practice by either of the parties or by the parties jointly at any time after the Amendment Date and prior to the one-year anniversary of the Research Term, shall be deemed to be Program Patents under the Collaboration Agreement.

       1.5 SCREENING OF KYOWA HAKKO SYNTHETIC COMPOUNDS BY KYOWA HAKKO. If, during the Research Term and the one-year period thereafter, Kyowa Hakko identifies as a result of the Research a Kyowa Hakko Synthetic Compound, such Kyowa Hakko Synthetic Compound shall be deemed to be a Compound for the purposes of the Collaboration Agreement. If Kyowa Hakko reasonably believes that any of its synthetic organic libraries contain any compound already under active development by Kyowa Hakko, it shall not be obligated to screen such compounds. Any patents or patent applications covering such Kyowa Hakko Synthetic Compound or the use thereof, based on inventions conceived or reduced to practice by either of the parties or by the parties jointly at any time after the Amendment Date and prior to the one-year anniversary of the Research Term, shall be deemed to be Program Patents under the Collaboration Agreement.

       1.6    SCREENING OF KYOWA HAKKO NATURAL COMPOUNDS BY KYOWA HAKKO.
              (a) If, during the Research Term and the one year period thereafter, Kyowa Hakko identifies as a result of the Research a Kyowa Hakko Natural Compound, such Kyowa Hakko Natural Compound shall be deemed to be a Compound for the purposes of the Collaboration Agreement, except as explicitly provided herein.

              (b) To the extent a Kyowa Hakko Natural Compound is considered a Compound under the Collaboration Agreement, any patents or patent applications covering such Kyowa Hakko Natural Compound or the use thereof, based on inventions conceived or reduced to practice by either of the parties or by the parties jointly at any time after the Amendment Date and prior to the one-year anniversary of the Research Term, shall be deemed to be Program Patents under the Collaboration Agreement.

              (c) Notwithstanding anything to the contrary in this Amendment, if any Kyowa Hakko Natural Compound is [*], such Compound shall be excluded from the Collaboration Agreement and each party shall have the right to develop and commercialize such Compound independent of the other party, consistent with its ownership rights thereto.

              (d) Notwithstanding anything to the contrary in this Amendment, if a specific Kyowa Hakko Natural Compound (other than [*]) is known to Kyowa Hakko and is being actively developed by Kyowa Hakko at the time of its identification by Kyowa Hakko, the parties shall discuss in good faith whether to develop and commercialize such Kyowa Hakko




* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.





                                       4.

Natural Compound under the Collaboration Agreement. If the parties decide not to develop and commercialize such Kyowa Hakko Natural Compound as a Compound under the Collaboration Agreement, each party shall have the right to develop and commercialize such Compound independent of the other party, consistent with its ownership rights thereto; provided however, that Kyowa Hakko will not develop or commercialize such Compound for the prevention or treatment of restenosis following angioplasty [*].

              (e) For the purposes of this Amendment and upon demonstration by Kyowa Hakko to COR's reasonable satisfaction, a Kyowa Hakko Natural Compound shall be considered (i) "known" to Kyowa Hakko, if, prior to its identification by COR, it was aware of the specific molecule and possessed a physical embodiment of such molecule and (ii) in "active development" by Kyowa Hakko if it is a subject of a drug discovery and development program formally recognized by Kyowa Hakko.

       1.7    AMENDMENT TO AMENDMENT NO. 1, COLLABORATION AGREEMENT.
References in Amendment No. 1 to the "JV Territory" are hereby amended to read the "Joint Territory." Pursuant to Section 16.14 of the Collaboration Agreement, the parties hereby amend the Collaboration Agreement and Amendment No. 1 as provided herein. Such agreement, as amended, shall continue in full force and effect. This Amendment shall be governed by the laws of the State of California.

       IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 in duplicate originals by their proper officers as of the date and year first above written.




COR THERAPEUTICS, INC.                            KYOWA HAKKO KOGYO CO. LTD.



By: /s/                                           By:  /s/
   -------------------------                         -------------------------
   Vaughn M. Kailian                                 Toshio Komuro
   President and CEO                                 Director, Pharmaceuticals
                                                     R&D Center





* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.





                                       5.
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                                   Exhibit A

                                      [*]



* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.







                                       6.
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                                   Exhibit B

                                      [*]



* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.







                                       7.

                                   Exhibit C

                                      [*]


* Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24-b2 of the Securities Exchange Act of 1934, as amended.








                                       8.